EXHIBIT 10.5.2

AMENDMENT NO. 2
to
CREDIT AGREEMENT
BY AND AMONG
CRICKET COMMUNICATIONS, INC
(AS LENDER)
AND
DENALI SPECTRUM LICENSE, LLC
(AS BORROWER)
AND
DENALI SPECTRUM, LLC
DENALI SPECTRUM OPERATIONS, LLC
DENALI SPECTRUM LICENSE SUB, LLC
(AS GUARANTORS)
Dated as of April 16, 2007

AMENDMENT NO. 2 TO CREDIT AGREEMENT
     AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 16, 2007, between CRICKET COMMUNICATIONS, INC., a Delaware corporation (“Cricket”) (as Lender), DENALI SPECTRUM LICENSE, LLC, a Delaware limited liability company (the “License Company”) (as Borrower), DENALI SPECTRUM, LLC, a Delaware limited liability company (“Denali Spectrum”), DENALI SPECTRUM OPERATIONS, LLC, a Delaware limited liability company (“Operations Sub”) and DENALI SPECTRUM LICENSE SUB, LLC, a Delaware limited liability company (“License Sub”) (each of Denali Spectrum, Operations Sub and License Sub, a “Guarantor” and collectively, the “Guarantors”).
RECITALS
     WHEREAS, Cricket, the License Company and Denali Spectrum entered into that certain Credit Agreement by and among Cricket Communications, Inc., Denali Spectrum License, LLC and Denali Spectrum, LLC, dated as of July 13, 2006 and as amended by Amendment No. 1 to Credit Agreement, dated as of September 28, 2006 (collectively, the “Credit Agreement”);
     WHEREAS, Operations Sub and License Sub each entered into a Borrower Subsidiary Guaranty with Cricket, dated as of November 20, 2006, thereby becoming a guarantor of the License Company’s obligations under the Credit Agreement; and
     WHEREAS, Cricket, the License Company, Denali Spectrum, Operations Sub and License Sub desire to further amend the Credit Agreement as set forth herein.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     Section 1. The following definition of “Amortization Commencement Date” shall be added to Section 1.1. of the Credit Agreement in its proper alphabetical order:
     “’Amortization Commencement Date’ shall mean the tenth anniversary of the last Initial Grant Date (as defined in the LLC Agreement); provided, however, that if DSM makes a Sale Offer in accordance with the terms of the LLC Agreement prior to such date and Cricket accepts such offer, then the Amortization Commencement Date shall be extended to the first Business Day following the date on which Cricket has paid in full the Offer Price (as defined in the LLC Agreement) to the DSM Members (as provided by Section 8.5 of the LLC Agreement).”
     Section 2. The definition of “Commitment Period” contained in Section 1.1. of the Credit Agreement shall be deleted in its entirety and replaced with the following:
     “’Commitment Period’ shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (a) the Maturity Date, (b) the date that the LLC Agreement is terminated by either party pursuant to Section 13.1(b) of the LLC Agreement, (c) the date on which the Management Agreement has been terminated (following the expiration of the applicable notice period) by Lender pursuant to Section 10.2(b) thereof (other than Section 10.2(b)(iv)), or (d) the Mandatory Prepayment Date.”
     Section 3. The following definition of “Final Principal Amount” shall be added to Section 1.1. of the Credit Agreement in its proper alphabetical order:
     “’Final Principal Amount’ shall have the meaning set forth in Section 2.3(c).”

     Section 4. The definition of “Maturity Date” contained in Section 1.1. of the Credit Agreement shall be deleted in its entirety and replaced with the following:
     “’Maturity Date’ shall mean the fourteenth anniversary of the last Initial Grant Date (as defined in the LLC Agreement).”
     Section 5. Sections 2.3(c), (d) and (e) of the Credit Agreement shall be deleted in their entirety and replaced with the following:
     “c. Subject to Section 2.3(e), until the Amortization Commencement Date, all interest accrued and unpaid on the aggregate outstanding principal balance of the Loans shall be added to and become a part of the outstanding principal amount of the Loans on and as of the last day of each calendar quarter and on and as of the day immediately prior to the Amortization Commencement Date (such amount outstanding on the day immediately prior to the Amortization Commencement Date, the “Final Principal Amount”). Notwithstanding anything foregoing to the contrary, any and all interest that is added to the principal balance of the Loans (i) shall not count against the Loan Commitment Amount, (ii) shall not be deemed made to Borrower for purposes of determining whether Loans made to Borrower exceed the Loan Commitment Amount, the Build-Out Sub-Limit or the Acquisition Sub-Limit and (iii) shall no longer be deemed “unpaid” at the time so added.
     d. On the tenth (10th) calendar day following the Amortization Commencement Date and on each quarterly anniversary of such tenth calendar day, Borrower shall pay principal installments equal to one-sixteenth (1/16) of the Final Principal Amount together with interest installments equal to the amount of the unpaid interest accrued on the outstanding Final Principal Amount until the Maturity Date, at which time the entire remaining balance of principal and accrued interest together with all other amounts due and owing under the Loan Documents to the extent not paid shall be due and payable.
     e. On and after the making of any Loan hereunder, within 30 days following the last Business Day of each quarter in Borrower’s fiscal year, any and all Excess Cash of Guarantor, Borrower and the Borrower Subsidiaries shall be paid to Lender and shall be credited in accordance with Section 2.2(d).”
     Section 6. Section 6.8(a) of the Credit Agreement shall be amended by inserting the language “; provided, however, that notwithstanding the foregoing, the financial statements for the fiscal year ended December 31, 2006 furnished or caused to furnished by Borrower need not be audited and Borrower shall be deemed to have satisfied its obligations under this Section 6.8(a) upon furnishing or causing to be furnished unaudited versions of such financial statements to Lender” at the end of the sentence:
     Section 7. Section 6.16(a) of the Credit Agreement shall be amended by (1) inserting the phrase “solely from Excess Cash” immediately after the parenthetical “(and Guarantor to its Members)” in clause (iv) thereof, (2) deleting the notation “(x)” from clause (iv) thereof, and (3) deleting the words “and (y) the Consolidated Leverage Ratio would be less than or equal to 2.00:1.00” from the end of clause (iv) thereof.
     Section 8. Section 6.16(b) of the Credit Agreement shall be amended by deleting the words “terms” and “meanings” from the introduction thereto and replacing them with the words “term” and “meaning”, by deleting paragraphs (i) and (ii) thereof and renumbering paragraph (iii) thereof as paragraph (i).
     Section 9. Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms.
[Signatures Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 2 to Credit Agreement, or have caused it to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

CRICKET COMMUNICATIONS, INC., as Lender		DENALI SPECTRUM LICENSE, LLC, as Borrower

By:	/s/ Robert J. Irving, Jr.	By	Denali Spectrum, LLC

Name:	Robert J. Irving, Jr.		Its sole member
Title:	Senior Vice President
		By	Denali Spectrum Manager, LLC
Its Manager

		By	Doyon, Limited, Its Manager

		By:	/s/ Daniel S. Osborn

		Name:	Daniel S. Osborn
		Title:	Assistant Treasurer

DENALI SPECTRUM, LLC, as Guarantor

		By	Denali Spectrum Manager, LLC Its Manager

		By	Doyon, Limited, Its Manager

		By:	/s/ Daniel S. Osborn

		Name:	Daniel S. Osborn
		Title:	Assistant Treasurer

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 2 to Credit Agreement, or have caused it to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

DENALI SPECTRUM OPERATIONS, LLC, as Guarantor		DENALI SPECTRUM LICENSE SUB, LLC, as Guarantor

By	Denali Spectrum License, LLC, Its sole member	By	Denali Spectrum License, LLC, Its sole member

By	Denali Spectrum, LLC, Its sole member	By	Denali Spectrum, LLC, Its sole member

By	Denali Spectrum Manager, LLC, Its Manager	By	Denali Spectrum Manager, LLC, Its Manager

By	Doyon, Limited, Its Manager	By	Doyon, Limited, Its Manager

By:	/s/ Daniel S. Osborn	By:	/s/ Daniel S. Osborn

Name:	Daniel S. Osborn	Name:	Daniel S. Osborn
Title:	Assistant Treasurer	Title:	Assistant Treasurer

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